SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 17, 2003

Daisytek International Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25400	75-2421746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Central Expressway South, Suite 200

Allen, Texas 75013

(Address of Principal Executive Offices, including zip code)

(972) 881-4700

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 15, 2003, Ernst & Young LLP (“Ernst & Young”) resigned as the independent auditor of Daisytek International Corporation (the “Company”) and its subsidiaries. The reports of Ernst & Young on the Company’s financial statements for the fiscal years ended March 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Ernst & Young was not recommended or approved by the Company’s board of directors or by the audit committee of the Company’s board of directors.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended March 31, 2002 and 2001, and in the subsequent interim periods, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such matter in connection with its reports. During the two most recent fiscal years of the Company and through the date of Ernst & Young’s resignation, Ernst & Young identified the following reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) to the audit committee of the Company’s board of directors and Company management in reports, dated November 12, 2002 and April 10, 2003:

•	The Company has not issued a formal accounting policy for vendor programs; and

The Company has not maintained specific, written documentation from its vendors supporting the accounting for certain vendor programs.

•	The Company’s Mexican subsidiaries have not filed tax returns and statutory audit reports timely for the 2001 and 2002 statutory year ends; and

The Company’s Mexican subsidiaries have not provided complete and accurate account reconciliations, completed management’s analysis of the financial performance, recorded accounting entries, or drafted the financial statements in a timely manner.

The Company has furnished Ernst & Young with a copy of the foregoing disclosure and requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of that letter, dated July 17, 2003, is filed as Exhibit 16 hereto.

Forward-Looking Statements

Certain statements used in this Form 8-K, including the Exhibits furnished herewith, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements about the financial condition, prospects, operations and business of the Company are generally accompanied by words such as “anticipates,” “expects,” “estimates,” “believes,” “intends,” “plans” or similar expressions. These forward-looking statements are subject to numerous risks, uncertainties and other factors, some of which are beyond the control of the Debtors that could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

16     Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAISYTEK INTERNATIONAL CORPORATION

By:	/s/ ERIC T. LOGAN
Eric T. Logan
Interim Chief Financial Officer

Dated: July 17, 2003

Index to Exhibits

Exhibit Number	Description

16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 17, 2003.